                                                                                EXHIBIT 99.1

FOR IMMEDIATE RELEASE
---------------------

        CONTACT:
        -------
        RICH WITASZAK
        Senior Vice President-Finance and Chief Financial Officer
        (816) 347-6974
        RWITASZAK@PAYLESS.CASHWAYS.COM
        ------------------------------

               PAYLESS CASHWAYS, INC. ANNOUNCES BOARD RESIGNATIONS

KANSAS CITY, MO - September 19, 2001 - Payless Cashways, Inc. (OTC: PCSH) today announced that all of the company's Board of Directors have resigned.
Additionally, Millard E. Barron, President & CEO, will leave the company effective today. These actions are a result of the company's current Chapter 11 liquidation after an attempt to reorganize the company's business and to restructure its debts.

                                       ###